UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 29, 2010

The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On September 29, 2010, and pursuant to the terms of the letter agreement between the Corporation and the United States Department of the Treasury (“Treasury”) attached hereto as Exhibit 10.1 (the “Exchange Letter Agreement”), the Corporation closed a transaction (the “Exchange”) whereby Treasury exchanged its 5,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series UST, (the “CPP Preferred Shares”) for 5,000 shares of a new series of preferred stock designated Fixed Rate Cumulative Perpetual Preferred Stock, Series CD (the “CDCI Preferred Shares”).  On the same day, and pursuant to the terms of the letter agreement between the Corporation and Treasury attached hereto as Exhibit 10.2 (the “Purchase Letter Agreement”), the Corporation issued an additional 12,123 CDCI Preferred Shares to Treasury for a purchase price of $12,123,000 (the “Purchase” and, together with the Exchange, the “CDCI Transactions”).  As a result of the CDCI Transactions, the Corporation is no longer participating in the TARP Capital Purchase Program being administered by Treasury and is now participating in Treasury’s TARP Community Development Capital Initiative (the “CDCI”).  The terms of the CDCI Transactions are more fully set forth in the Exchange Letter Agreement and the Purchase Letter Agreement.

The transaction closed on September 29, 2010 (the “Closing Date”).  The exchange of the Preferred Shares was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. Under the terms of the Letter Agreement, the Company has agreed to register the Preferred Shares if requested by the Treasury.  In addition, the Preferred Shares may be required to be listed on a national exchange if requested by the Treasury.

The Letter Agreement, pursuant to which the Preferred Shares were exchanged, contains limitations on the payment of dividends on the common stock to no more than 100% of the aggregate per share dividend and distributions for the immediate prior fiscal year (dividends of $0.15 per share were declared and paid in 2009) and on the Company’s ability to repurchase its common stock, and continues to subject the Company to certain of the executive compensation limitations included in the Emergency Economic Stabilization Act of 2008 (EESA) as previously disclosed by the Company.

The most significant difference in terms between the CDCI Preferred Shares and the CPP Preferred Shares is the dividend rate applicable to each.  The CPP Preferred Shares entitled the holder to an annual dividend of 5% of the liquidation value of the shares, payable quarterly in arrears; by contrast, the CDCI Preferred Shares entitle the holder to an annual dividend of 2% of the liquidation value of the shares, payable quarterly in arrears.  Other differences in terms between the CDCI Preferred Shares and the CPP Preferred Shares, including, without limitation, the restrictions on common stock dividends and on redemption of common stock and other securities, exist.  The terms of the CDCI Preferred Shares are more fully set forth in the Articles of Amendment creating the CDCI Preferred Shares, which Articles of Amendment were filed with the Mississippi Secretary of State on September 27, 2010, and are attached hereto as Exhibit 3.1.

As a condition to its participation in the CDCI, the Corporation was required to obtain certification as a Community Development Financial Institution (a “CDFI”) from Treasury’s Community Development Financial Institutions Fund (the “Fund”).  On September 28, 2010, the Corporation was notified that its application for CDFI certification had been approved.  In order to become certified and maintain its certification as a CDFI, the Corporation is required to meet the CDFI eligibility requirements set forth in 12 C.F.R. 1805.201(b).  A press release is attached hereto as Exhibit 99.1

Item 3.02.   Unregistered sales of equity securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference thereto.

Item 3.03.   Material modification to rights of security holders

Generally, so long as any CDCI Preferred Shares remain outstanding, neither the Company nor any of its subsidiaries may pay any per share dividend or distribution on common stock or other capital stock or equity securities of the Company at a rate that is in excess of 100% of the aggregate per share dividends and distributions for the immediately prior fiscal year; provided that no increase in the aggregate amount of dividends or distributions on common stock shall be permitted for any twelve (12) month period, including, without limitation, as a result of any dividends or distributions paid in shares of common stock, any stock split or any similar transaction.

In addition, under the Certificate of Designations, the Company’s ability to declare or pay dividends or repurchase its common stock, or other equity or capital securities, or any trust preferred securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the CDCI Preferred Shares.

Item 5.02.  Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference thereto.

Item 5.03.   Amendment to articles of incorporation or bylaws; change in fiscal year.

On September 27, 2010, the Company filed with the Secretary of State of Mississippi, Articles of Amendment containing Certificate of Designations establishing the terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series CD.  A copy of this Certificate of Designations is included as Exhibit 3.1 to this 8-K and is incorporated by reference into this item 5.03.

Item 7.01   Regulation FD Disclosure

On October 4, 2010, the Company issued a press release announcing its designation as a Community Development Financial Institution.  A copy of this press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K.  The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference.

Item 9.01   Financial Statements and Exhibits.  Attached hereto.

       Exhibit 3.1 - Articles of Amendment Containing Certificate of Designations for the Fixed Rate Cumulative Perpetual Preferred
                                                Stock, Series CD

       Exhibit 10.1 - Exchange Letter Agreement dated September 29, 2010 between The First Bancshares and the United
                                                  States Department of the Treasury, including the Standard Terms, with respect to the exchange of the Preferred
                                                  Shares.

       Exhibit 10.2 - Purchase Letter Agreement dated September 29, 2010 between The First Bancshares and the United States
                                                  Department of the Treasury, including the Standard Terms, with respect to the issuance of the CDCI Preferred
                                                  Shares.

                           Exhibit 99.1 - Press Release dated October 4, 2010.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         October 4, 2010

                    THE FIRST BANCSHARES, INC.

                          By: /s/ DeeDee Lowery
                          Name: DeeDee Lowery
                          Title:   Chief Financial Officer